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                      Application to:   |_|Continental Assurance Company, CNA Plaza, Chicago, IL 60685
                      (Check One)       |_|Valley Forge Life Insurance Company, 401 Penn Street, Reading, PA  19601
                                                           Executive Office, CNA Plaza, Chicago, IL 60685
                     (PLEASE TYPE OR PRINT ALL INFORMATION)
=================================================================================|===============|=====|============
1.  PROPOSED INSURED 1 (First, Middle, Last)  |_| Male  |_| Female               |   Birth Date  |     |Birth Place
    ________________________________________                                     | Mo.  Day  Yr. | Age |State &
                                              Home Phone:________________________|               |     |Country
    Driver's License # and State____________  Bus. Phone:________________________|               |     |
_________________________________________________________________________________|_____|____|____|_____|____________
2.  PROPOSED INSURED 2 (First, Middle, Last)    |_| Male |_| Female |(Specified) |               |     |
    _______________________________________________________________ |Amount      |               |     |
    Height__________Weight now____________Weight 1 yr. ago__________| $________  |               |     |
    Cause of any lost weight_______________________________________ | or         |               |     |
    Driver's License # and State:__________________________________ | Units_____ |               |     |
                                                                    |            |               |     |
____________________________________________________________________|____________|______|____|___|_____|____________
3.  CHILDREN PROPOSED FOR INSURANCE             Height    Weight    |Child Units |               |     |
                                                                    |            |               |     |
______________________________________________|_________|___________|____________|______|____|___|_____|____________
                                                                    |            |               |     |
______________________________________________|_________|___________|____________|______|____|___|_____|____________
                                                                    |            |               |     |
4.  If Proposed Insured is under age 15, name of Proposed Payor     |Relationship|               |     |
                                                                    |            |               |     |
____________________________________________________________________|____________|______|____|___|_____|____________
5.  Residence Address of Proposed Insured(s) City                   County             State           Zip Code

____________________________________________________________________________________________________________________
6.  Plan of Insurance               |      Face/Specified Amount    |Premium Mode| Amount remitted with this
                                    |                               |            | application $
____________________________________|_______________________________|____________|__________________________________
                                                            |
                                                            | Death Benefit  |_| Option 1  |_| Option 2
_________________________________________________|__________________________________________________________________
    First Premium (may not be less than          |Planned Periodic Premium | Target Premium|Maturity  Date (if less
    Planned  Periodic Premium Target Premium     |$                        | $             |than policy expiry):
                                                 |                         |               |
_________________________________________________|_________________________|_______________|________________________
    Rider/Amount                    |              Rider/Amount                       |           Rider/Amount
                                    |                                                 |
____________________________________|_________________________________________________|_____________________________

7a.  Occupation of Proposed Insured(s) or Payor if Proposed Insured is under age 15. List duties.

____________________________________________________________________________________________________________________
7b.  Employer's name and address of Proposed Insured(s) (Applies to Payor if Proposed Insured is under age 15.)

____________________________________________________________________________________________________________________
8.  List all life insurance amounts in force on all person(s) proposed for insurance (if none, so state).
   Name of Person and             Year            Amount of              Amount of         Amount of Accidental
   Insurance Company             Issued       Personal Insurance     Business Insurance       Death Benefit

  ___________________________    _________    $__________________    $__________________   $___________________
  ___________________________    _________    $__________________    $__________________   $___________________
____________________________________________________________________________________________________________________

9.  Will the policy applied for replace or change any insurance or annuity currently in force with this or any other
    company on your life or the life of any person proposed for insurance? |_| No |_| Yes Have you or any person
    proposed for insurance replaced a life insurance policy in the past three years? |_|No |_| Yes Replaced two or
    more times in the last five years?  |_| No |_| Yes  If Yes,give name and reason.
    Is any application for life or health insurance pending in this or any company? |_| No |_| Yes   If Yes, give
    name, company and details.
    Name             Company             Policy number      Issue Year     Face Amount     Acc. Death Benefit Amt.
                                                                           $               $
________________________________________|________________|_____________|________________|_________________________
10. Send premium notice to Proposed Insured |_| Residence |_| Business Address |_| Other (Name, Address, Zip Code)

_______________________________________________________________________________________________________________
11. Name of owner, if other than Proposed Insured 1, or Applicant.              | Owner's Social Sec. No.
    (Include contingent owner, if any.)                                         | or Tax No.
                                                                                |
________________________________________________________________________________|_____________________________
12. Beneficiary  Designation  (The  beneficiary  under any spouse and children's insurance will be as stated in those riders, unless otherwise  designated.  Print full name(s) and relationship to Proposed Insured 1).

__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________
Contingent Beneficiary
__________________________________________________________________________________________________________________
==================================================================================================================
LV206-363-A
                                     - 1 -
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========================================================================================|==========================
13.  Has any person proposed for insurance:                                             | Details of YES answers
                                                                                        | (Include item # proposed
                                                                                        | insured, dates, duration,
         Yes  No                                                                        | attending physicians, and
     A.  |_| |_| In the last 3 years flown or plans to fly, as a pilot, student pilot   | questionnaire for A & E)
                 or crew?                                                               |
     B.  |_| |_| Traveled or resided or plans to travel or reside outside the USA?      |
     C.  |_| |_| Ever been convicted of a felony?                                       |
     D.  |_| |_| Had 2 or more moving violations in the past 3 years, been convicted    |
                 of driving while intoxicated, or ever had license suspended or revoked?|
     E.  |_| |_| In the last 3 years, engaged in, or intends to engage in, sky or scuba |
                 diving, hang-gliding, rock climbing, or any form of motorized racing?  |
     F.  |_| |_| Received advice or treatment from a member of the medical profession   |
                 for the use of alcohol or drugs,  or been convicted of using,  selling,|
                 or   possessing   any   narcotics,   stimulant,   sedative   or        |
                 hallucinogenic drug in the past 10 years?                              |
     G.  |_| |_| Ever been advised by a physician to quit using tobacco for health      |
                 reasons?                                                               |
     H.  |_| |_| Ever been declined for insurance, had a policy rated, modified in any  |
                 way or denied reissue, reinstatement or renewal of a policy?           |
________________________________________________________________________________________|____________________________
14. Special Features requested, such as policy date, risk classification, issue instructions_________________________
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________

15. PROPOSED INSURED 1         Tobacco Use? |_| Never |_| Present |_| Former Check type: |_| smokeless |_| cigar
                                            |_|cigarette |_| pipe
                               Mo./Year quit               #Years as a smoker            #Packs per day
_____________________________________________________________________________________________________________________
16. PROPOSED INSURED 2         Tobacco Use? |_| Never  |_| Present |_| Former Check type: |_| smokeless |_| cigar
                                            |_|cigarette                  |_| pipe
                               Mo./Year quit               #Years as a smoker            #Packs per day
_____________________________________________________________________________________________________________________
17. PROPOSED      a) Height   Weight: Current    1 yr. ago   Cause of any weight loss  | b)Annual Income $
    INSURED 1        _______          ______     _________   _________________________ |   Estimated Net Worth $
                     Mo./yr. of last exam    Results                                   |   Ever filed bankruptcy?
    Sigmoidoscopy   _____________________    _________________________________________ |   |_|Yes  |_|No
    Prostate Exam   _____________________    _________________________________________ |   Date discharged
    Mammogram       _____________________    _________________________________________ |   Explain:
    Breast Exam     _____________________    _________________________________________ |
_______________________________________________________________________________________|_____________________________

    c) EXERCISE   Activities-aerobics/muscle strengthening/toning      Mo./yr. started    Times/Week      Duration

___________________________________________________________________________________________________________________
    d) REGULAR PHYSICIAN (First, Middle, Last) Date of last visit:                     Physician Phone #:


___________________________________________________________________________________Reason for/result of last visit:
       Address                                            City                           State            Zip Code
_______________________________________________________________________________________________________________________

18.  In the past 10 years, has any person proposed for insurance been treated for or had:   |Details of YES answers
         Yes   No  (If Yes, circle each applicable item.)                                   |(Include item #, proposed
                                                                                            |insured, dates, duration,
                                                                                            |medication, name and
     A.  |_| |_|  Any disease or disorder of eyes, ears, nose or throat?                    |address of physicians)
     B.  |_| |_|  Dizziness, fainting, convulsions, head injury, headaches, speech defect,  |
                  paralysis or stoke, tremor, muscle weakness, depression, other mental or  |
                  nervous disorder?                                                         |
     C.  |_| |_| Shortness or breath, persistent hoarseness or cough, blood spitting,       |
                 bronchitis, pleurisy, asthma, emphysema, tuberculosis or chronic           |
                 respiratory disorder?                                                      |
     D.  |_| |_| Chest pain, palpitations, high blood pressure, rheumatic fever, heart      |
                 murmur, varicose veins, phlebitis, or other heart or blood vessel disorder?|
     E.  |_| |_| Hepatitis, ulcer, hernia, colitis, diverticulitis, recurrent indigestion,  |
                 or other disorder of the stomach, intestines, liver, gall bladder,         |
                 pancreas, or spleen?                                                       |
     F.  |_| |_| Sugar, albumin, blood or pus in urine, sexually transmitted or venereal    |
                 disease, stone or other kidney, bladder, prostate or reproductive organ    |
                 disorder?                                                                  |
     G.  |_| |_| Allergies, anemia, bleeding tendency or other disorders of the blood?      |
     H.  |_| |_| Neuralgia, neuritis, sciatica, rheumatism, arthritis, gout, or disorder    |
                 of the muscles or bones including the spine, back and joints.              |
     I.  |_| |_| Disorder of the skin or lymph glands cyst, tumor or cancer?                |
     J.  |_| |_| Persistent fever, night sweats, chills, and/or diarrhea?                   |
     K.  |_| |_| Diabetes, thyroid or other endocrine disorder?                             |
     L.  |_| |_| Diagnosis or treatment for AIDS by a member of the medical profession?     |
     M.  |_| |_| Any mental or physical disorder not listed; had or been advised to have    |
                 any checkup,   consultation,   illness,  injury,   hospitalization,        |
                 treatment  or  surgery   including  an  EKG,   x-ray  or  other            |
                 diagnostic test not already listed.                                        |
____________________________________________________________________________________________|________________________
     N.  |_| |_| Is any person proposed for insurance receiving treatment or taking any     |
                 medication?                                                                |
____________________________________________________________________________________________|________________________
                                     - 2 -
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____________________________________________________________________________________________________________________
19.  FAMILY  Age if living or At death       Cancer History?                 Heart Diseases or Circulatory Disorder?

     HISTORY Mother   ___________   ______   |_|No  |_|Yes, since Age ________  |_|No  |_|Yes, since Age_________
             Father   ___________   ______   |_|No  |_|Yes, since Age ________  |_|No  |_|Yes, since Age_________
             Siblings ___________   ______   |_|No  |_|Yes, since Age ________  |_|No  |_|Yes, since Age_________
             Siblings ___________   ______   |_|No  |_|Yes, since Age ________  |_|No  |_|Yes, since Age_________
____________________________________________________________________________________________________________________
20.  FUND SELECTION
     ALLOCATIONS: On issued contracts, your initial Net Purchase Payment will be allocated as indicated below.  Selections must total 100%.  Minimum initial allocation to any single subaccount is 1%. No fractional percentages. These percentages  will  apply in future  years but may be changed at any time by the  owner.  (If no  allocation  is  indicated,  Prime  Money  Fund will be automatically selected.)
     Federated Advisors                                                MFS Asset Management, Inc.
     ______%    High Income Bond Fund                                  ______%     Emerging Growth Series
     ______%    Prime Money Fund                                       ______%     Growth with Income Series
     ______%    Utility Fund                                           ______%     Limited Maturity Series
     Fidelity Management and Research Company                          ______%     Research Series
     ______%    Asset Manager Portfolio                                ______%     Total Return Series
     ______%    Contrafund Portfolio                                   SoGen
     ______%    Equity-Income Portfolio                                ______%     Overseas Portfolio
     ______%    Index 500 Portfolio                                    Van Eck Associates Corporation
     Fred Alger Management, Inc.                                       ______%     Emerging Markets Fund
     ______%     Growth Portfolio                                      ______%     Gold and Natural Resources Fund
     ______%     MidCap Growth Portfolio                               Guaranteed Interest Option
     ______%     Small Capitalization Portfolio                        ______%     1 Year
_____________________________________________________________________________________________________________________
21.  SUITABILITY
     A.  Do you understand that the death benefit and surrender value may increase or decrease depending on the
         investment experience of the variable subaccounts? |_| Yes  |_| No
     B.   Your primary investment objective is?             |_| Guaranteed Interest            |_| Growth
                                                            |_| Preservation of Capital        |_| Aggressive Growth
                                                            |_| Income
     C.  Do you believe that this policy will meet your insurance needs and financial objectives? |_| Yes  |_| No
     D.  Have you received a copy of the current prospectus? |_| Yes  |_| No
______________________________________________________________________________________________________________________
22.  CONDITIONAL RECEIPT Questions related to conditional receipt for all persons proposed for insurance.
     |_|Yes |_| No In the past 90 days,  has any person  proposed for
                   insurance  been  admitted  to a  hospital  or  other  medical facility, been advised to be admitted,  contemplated surgery, or had surgery performed or recommended?
     |_|Yes |_| No In the past two years, has any person proposed for
                   insurance  been treated by a member of the medial  profession for  heart  disease,  stroke,  cancer  or  AIDS,  or had such treatment recommended?
     IF EITHER  QUESTION  IN THIS  SECTION IS ANSWERED  "YES" OR LEFT  BLANK,  A PREMIUM   PAYMENT  CANNOT  BE
     ACCEPTED  WITH  THIS APPLICATION  AND  ANY CONDITIONAL RECEIPT IS VOID.
________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________
The  Proposed  Insured(s)  and  the  Applicant,   if  other  than  the  Proposed Insured(s),  agrees that: (1) all statements and answers in this application are complete,  true and  correctly  recorded to the best of my (our)
knowledge  and belief;  (2) if this application is accepted by the Company,  the policy applied for and this application will constitute the entire insurance contract;  (3) if no premium has been given to the agent with this application, insurance will not take effect until the application is approved and accepted by the Company at CNA
Plaza, Chicago,  Illinois, 60685 and the policy is delivered while the health of each person proposed for insurance and other  conditions  remain as described in this  application  and at least the Minimum Premium for the Quarterly
Mode has been paid in full. The acceptance of the policy by the Proposed  Insured(s) will ratify any  corrections and  notations,  including amendments of amount,  risk classification,  age at issue, plan of insurance or benefits.
However, in those states where written  consent is required, any such amendment will be made only with the written consent of the Proposed Insured(s) and the Applicant,  if other than the  Proposed  Insured(s).  The  Proposed
Insured(s)  acknowledges  having received and  read  the  Notice  to the  Proposed  Insured(s)  and the  Medical
Information  Bureau  Notice.  If a premium has been given to the agent with this application, the Proposed Insured(s)
acknowledges having read and understood the conditions of the Conditional
Premium Receipt.  Under the penalties of perjury, I/We  certify that the social security number(s) provided below is/are true, correct and complete.

Signed at (City)_____________________________(State)___________________this______day of ____________________19______.
                                                                                           Social Security Number
X_____________________________________________X___________________________________________|__________________________
   Applicant (If other than Proposed Insured)   Signature of Proposed Insured 1
                                                                                           Social Security Number
X____________________________________________ X___________________________________________|__________________________
   Official capacity (if signed on behalf       Signature of Proposed Insured 2
   of a corporation, trust, etc.)

I certify to the best of my knowledge  the answers to the questions in all parts of this application are true and
correct.  I further certify that to the best of my  knowledge  this policy |_| will |_| will not replace or change
any  existing life insurance or annuity policy now in force.
                                                                                                   LSO/LSA or
AGENT/REGISTERED REP (witness)____________________________________AGENT #_______________MGA Name____________________

Agent/Registered Rep Name ________________________________________Agent Code ________________ Percent_______________

Broker/Dealer Name________________________________________________Address___________________________________________

Agent/Registered Rep Name_________________________________________Agent Code _________________Percent_______________

Broker/Dealer Name______________________________________________________Address_____________________________________


















====================================================================================================================
LV206-363-A
                                 Mail to: CNA Insurance Companies, P.O. Box 305153, Nashville, TN 37230-5153
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                                     - 4 -

                   NOTICE REGARDING MEDICAL INFORMATION BUREAU
                              PLEASE READ CAREFULLY

Information  regarding  your  insurability  will  be  treated  as  confidential.
Continental Assurance Company or Valley Forge Life Insurance Company or their reinsurer(s) may, however, make a brief report to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file. Continental Assurance Company or Valley Forge Life Insurance Company or their reinsurer(s) may also release information in its file to other life insurance companies to whom you apply for life or health insurance, or to whom a claim for benefits may be submitted.

UPON RECEIPT OF A REQUEST FROM YOU, THE BUREAU WILL ARRANGE DISCLOSURE OF ANY INFORMATION IT MAY HAVE IN YOUR FILE. IF YOU QUESTION THE ACCURACY OF
INFORMATION IN THE BUREAU'S FILE, YOU MAY CONTACT THE BUREAU AND SEEK A CORRECTION IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE FEDERAL FAIR CREDIT REPORTING ACT. THE ADDRESS OF THE BUREAU'S INFORMATION OFFICE IS POST OFFICE BOX 105, ESSEX STATION, BOSTON, MASSACHUSETTS 02112, TELEPHONE NUMBER
(617) 426-3660. LV203-902-A

-------------------------------------------------------------------------------
                       AUTHORIZATION TO OBTAIN INFORMATION
     I HEREBY AUTHORIZE any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance or reinsuring company, the Medical Information Bureau, Inc., consumer reporting agency, employer or the Veterans Administration, having information available as to diagnosis, and prognosis with respect to any physical or mental condition and/or treatment, including psychiatric conditions, drug or alcohol abuse, and any other medical or non-medical information about me or my health to give to Continental
Assurance Company or Valley Forge Life Insurance Company, its legal representative, any and all such information.
     To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge to any agency employed by the Company to collect and transmit such information.
     I UNDERSTAND the information obtained by use of this Authorization will be used by Continental Assurance Company or Valley Forge Life Insurance Company to determine eligibility for insurance. Any information obtained will not be released by Continental Assurance Company or Valley Forge Life Insurance to any person or organization EXCEPT to reinsuring companies, the Medical Information Bureau, Inc., or other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required or as I may further authorize.
     I UNDERSTAND that I may request to receive a copy of this Authorization. I AGREE that a photographic copy of this Authorization shall be as valid as the original. I ACKNOWLEDGE having received and read the Notice to the Proposed Insured and the Medical Information Bureau Notice. I AGREE that this Authorization shall remain valid for two years from its date.
________________________________________________________________________________
Proposed  Insured  1  (If  signing  on  behalf        | Witness(Agent/
                       of Proposed Insured, specify   | Registered Rep)
                       relationship/authority )       |
X                                                     |
______________________________________________________|_________________________
Proposed Insured 2/Payor                              | Date (month, day, year)
                                                      |
X                                                     |
______________________________________________________|_________________________
LV206-903-B

                          NOTICE TO PROPOSED INSURED(S)

DETACH--LEAVE WITH APPLICANT
As a part of normal procedure for processing your application, an investigative consumer report may be obtained whereby information is secured through personal interviews with your friends, neighbors or others with whom you are acquainted. This report, if obtained, typically contains information as to your character, general reputation and personal characteristics. You have the right to make a written request within a reasonable period of time for a complete and accurate disclosure of additional information concerning the nature and scope of this report. You have the right, upon request, to be informed of the name and address of the consumer reporting agency to whom a request for preparation of an investigative consumer report was made if such a report was, in fact, requested. You may then contact that agency to request inspection of that report or a copy of it. Please address your requests to our Individual Life Underwriting Division, CNA Plaza, Chicago, Illinois 60685. We feel these reports are made in your best interests. We try to be sure that our Insureds meet certain standards so that we continue to offer coverage at the lowest possible cost to all who qualify.
   (Please see reverse side for notice regarding Medical Information Bureau.)
LV203-900-A           Thank you for your application for insurance.
--------------------------------------------------------------------------------

CONDITIONAL PREMIUM RECEIPT (REFER TO IMPORTANT INSTRUCTIONS WHEN THE TOTAL AMOUNT OF COVERAGE APPLIED FOR EXCEEDS $500,000.) THIS CONDITIONAL RECEIPT MUST NOT BE DETACHED UNLESS PAYMENT IS MADE AT THE TIME OF APPLICATION -- MAXIMUM LIABILITY:$500,000. Received from______________________________________________
(Proposed Owner) on__________________, 19_______  $_______________which is paid subject to the conditions of this Receipt as payment on the first premium of the life insurance policy applied for in the written application to the Continental Assurance Company or Valley Forge Life Insurance Company, with the same number as this Receipt. IMPORTANT: This receipt does NOT automatically create interim insurance coverage. NO INSURANCE IS EVER IN FORCE under this receipt until after ALL of its conditions are met.

NO AGENT OF THE COMPANY AND NO BROKER IS AUTHORIZED TO ALTER OR WAIVE ANY CONDITIONS OF THIS RECEIPT.
I.  CONDITIONS REQUIRED FOR INSURANCE COVERAGE TO GO INTO EFFECT
    It is understood and agreed that ALL of the following conditions must be COMPLETELY satisfied for insurance coverage to take effect: A. The amount paid in exchange for this Receipt must equal at least the Minimum Premium for the Quarterly Mode for the policy applied for in the application.
    B. The application and all medical underwriting requirements specified by the company rules and standards must be completed.
    C. On the Underwriting Date, as defined in Section II below, both Proposed Insureds 1 and 2 must be a standard risk according to the Company's underwriting rules and standards for the plan and the amount of insurance applied for in the application.
II. EFFECTIVE DATE OF CONDITIONAL COVERAGE
    If all the Conditions in Section I are COMPLETELY satisfied, then insurance coverage will begin on the LATER of the following dates:
    A. The Underwriting Date, or
    B. The Policy Date, if any, requested in item 14 of the application UNDERWRITING DATE is the LATER of the following dates:
    A. The date of the application, or
    B. The date on which all medical underwriting requirements specified by the Company rules and standards are completed.

III.     LIMIT OF LIABILITY
    The  liability of the Company  under this Receipt and  application  for life insurance and accidental  death benefits will not exceed $500,000 reduced by
    (1) any  insurance  issued by the  Company  on the life of  either  Proposed
    Insured 1 or 2 within 90 days  preceding the date of this receipt and (2) by any  death  benefit  payable  under  all  other  Receipts  and  applications currently pending with the Company.
IV. LIABILITY NOT ASSUMED
    If the  Company  determines  that on the  Underwriting  Date,  as defined in
    Section  II,  that  either  Proposed  Insured 1 or 2 is not a standard  risk according to the Company's underwriting rules and standards for the plan and amount of insurance  applied for in the  application  and if either Proposed
    Insured 1 or 2 dies before the  Underwriting  Date, then the Company assumes
    NO liability under this receipt and application for life insurance.
V.  TERMINATION OF COVERAGE
    Any coverage which takes effect through this Receipt will terminate on the
    EARLIEST of the following dates:
    A. Ninety (90) days after the date of this Receipt.
    B. The expiration of the period for which Minimum Premium has been paid,
    C. The date the policy goes into effect,
    D. The date that the Company  determines that either Proposed Insured 1 or 2 are not entitled under the Company's underwriting rules and standards for insurance on the plan and amount of  insurance  applied for. In that case no insurance  becomes  effective  and the amount paid will be returned to the Owner.  ANY DELAY IN RETURNING  THE AMOUNT PAID WILL NOT BE CONSTRUED
       AS APPROVAL OF THE APPLICATION.
    If coverage  under this Receipt  terminates  as provided in Section V above, any policy  issued by the  Company  will not take effect  until,  during the lifetime of Proposed  Insured 1 and 2, both the policy is  delivered  to the
    Owner  and the  first  premium  is paid,  and then only if there has been no change in the health of either the  Proposed  Insured 1 and 2 since the date of this receipt.
LV203-901-D
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
Please  attach  voided copy of  | REQUEST AND  AUTHORITY TO HONOR  PREAUTHORIZED  PAYMENTS
check to adjacent  form         | Drawn by
I am paying other premiums      | and payable to |_| CONTINENTAL  ASSURANCE COMPANY OF CHICAGO,  IL
to you on policy number(s):     | (Check One)    |_| VALLEY FORGE LIFE INSURANCE COMPANY OF READING,  PA
________________________________|____________________________________________________________________________________
and desire to have one draw each|Name of Depositor as it appears on bank records
month for all premiums on the   | ___________________________________________________________________________________
1st, 9th, 16th, or 23rd day     |  To: Name of Bank                          Branch (if any)
 ofeach month  (circle  one).   | ___________________________________________________________________________________
                                | Address of Bank or Branch                 Checking Account No. or Symbol (if any)
                                | ___________________________________________________________________________________
                                | As a convenience to me, I request and authorize you to pay and charge to my
                                | account electronic debits, checks or drafts drawn by and payable to the above
                                | indicated Company provided there are sufficient collected funds in said account
                                | to pay the same upon presentation.  I agree that your rights for such draw will
                                | be the same as if it were a draw personally signed by me.  This authority will
                                | remain in force until revoked by me in writing, and until you actually receive
                                | such notice.  I agree that you will be fully protected in honoring any such draw.
                                | I AGREE THAT IF ANY SUCH DRAW IS HONORED, WHETHER WITH OR WITHOUT CAUSE AND
                                | WHETHERINTENTIONALLY OR INADVERTENTLY,  YOU WILL BE UNDER NO LIABILITY EVEN
                                | THOUGH SUCH DISHONOR RESULTS IN THE FORFEITURE OF INSURANCE.
                                | ______________________________________________________________________________
                                | Date                          Signature (Must be the same as on  file at bank)
                                | ______________________________________________________________________________
                                | [GRAPHIC   OMITTED]           Joint Account Signature
                                |______________________________________________________________________________

Date Submitted:                 REQUIREMENTS ORDERED

                     Blood   HOS   MED  INSP  APS  EKG QUEST  Other
Proposed Insured 1:    |_|   |_|   |_|   |_|  |_|  |_|  |_|    |_|
Proposed Insured 2:    |_|   |_|   |_|   |_|  |_|  |_|  |_|    |_|
Was the Proposed Insured(s) advised that someone would be calling to verify information |_| Yes |_|No. If "Yes", best time to call? Home |_| am |_| pm / Office |_| am |_| pm - central time.
________________________________________________________________________________
                             IMPORTANT INSTRUCTIONS
           WHEN THE TOTAL AMOUNT OF COVERAGE DESIRED EXCEEDS $500,000
If money is to be taken with the application and if coverage for an amount greater than $500,000 is desired, the amount applied for should be shown as $500,000 (the maximum liability specified in the Conditional Premium Receipt), and the corresponding premium for $500,000 is all that is to be collected. In the Special Features question #14 indicate "If approved, instead of this policy, issue an alternate policy for $XXX, same plan, based on the representation of this application." The $XXX is the total amount desired. Our underwriting guidelines and rules will be based on this amount. If, in fact, alternate policies are  desired,  specify  plans and face  amounts of  policies.  Under no
                                                                        --------
circumstances collect, submit, or retain premium to purchase insurance in excess
-------------------------------------------------------------------------------
of $500,000 on a proposed insured's life.
----------------------------------------
AGENT'S REPORT THIS REPORT SHOULD ALWAYS BE COMPLETED AND REMAIN ATTACHED TO THE APPLICATION.

Purpose of Insurance    |_|Personal: |_|Estate Creation |_|Family Protection  |_|Charitable           |_|Other
                        ____________________________________________________________________________________________
                        |_|Business: |_|Key Person      |_|Buy-Sell    |_|Creditor   |_|Sole Proprietor
                        |_|Corporation   |_|Other
                        If business, are other business associates being insured?
                        |_|Yes |_|No  If "No" give explanation below.
History of How long have you known the proposed insured(s)?
Proposed Insured(s)     |_|Friend   |_|Acquaintance |_|Existing Client  |_|Relative   |_|Stranger

                        Prior Residence and Business Name and Address if current is less than 5 years:
_____________________________________________________________________________________________________________________

Premiums:               Annual $______________________ Mode premium $_____________________Rate class quoted__________
Cash with               Check one:   |_|No payment was accepted with application.
Application                          |_|Payment was received with the application and a conditional receipt was issued.
                                     Amount of payment $_______________________  Date received _____________________
                        Does the child appear in good health? |_|Yes   |_|No  |_|Did not see the child
If Proposed  Primary Are all  brothers  and sisters  insured for equal  amounts?
|_|Yes |_|No  Insured is a Juvenile Are parents  insured for at least as much as that applied for and in force on the child?
                        |_|Yes   |_|No    Explain any "No" answers below
Explanations and
Special request
Agents credit
                  Writing Agent___________________________________________code___________________Split %___________
                  District Agent__________________________________________code___________________Split %___________
                  General Agent___________________________________________code___________________Split %___________
                  Managing General Agent/Sales Office_____________________code___________________Split %___________
                  Life Sales Rep__________________________________________code___________________Split %___________

I represent that (1)I |_| did |_| did not personally see the proposed insured(s) when the  application  was taken;
(2) I truly and  accurately  recorded in this application   the  information  as  supplied  by  the  owner  and
the  proposed insured(s);  (3) to the best  knowledge  and belief  there is nothing  adversely affecting the insurability of the proposed insured(s) other than as indicated in this application; and (4) the written disclosure statement as given on or before the date the  application  was signed.
Writing  Agent X__________________________________________ Date ______________________________________________
Other Agent X ____________________________________________ Date ______________________________________________
Other Agent X ____________________________________________ Date ______________________________________________

_____________________________________________________________________________________________________________________
So that you may comply with your depositor's request,                           |I AGREE TO THE FOLLOWING CONDITIONS:
|_| CONTINENTAL ASSURANCE COMPANY                                               |
|_| VALLEY FORGE LIFE INSURANCE COMPANY agrees:                                 |1.The  payment of the  premiums
1.  To indemnify  you and hold you harmless from any loss you may suffer as a   |  in this manner may be discontinued
    consequence  of your actions  resulting  from or in  connection  with the   |  at any time by the Company upon
    execution and issuance of any  electronic  debit,  check or draft whether   |  thirty (30) days written notice or
    or not  genuine,  purporting  to be executed  and  received by you in the   |  without if any draw is not paid
    regular  course of business  for the  purpose of payment to this  Company   |  upon presentation.
    including  any  costs  or  expenses  reasonably  incurred  in  connection   |2.This  authorization is revocable
    therein.                                                                    |  by the undersigned upon receipt
2.  In  the  event  that  any  such  electronic  debit,  check  or  draft  is   |  by the Company of written
    dishonored  whether with or without cause,  and whether  intentionally or   |  revocation.
    inadvertently,  to  indemnify  you  for  any  loss  through  dishonor  which|3.If any such draw is dishonored,
    Signature  (Must be same as on file at bank)  results in a forfeiture of the|  the premium for which the draw
    insurance.                                                                  |  is made shall be considered
3.  To defend at our own cost and expense  any action  which might be brought   |  in default.
    by any  depositor  or any other person  because of your actions  taken Joint|
    Account Signature pursuant to this request,  or in any manner arising due to|
    your participation in this plan of premium collection.                      |
                                                                                |
                                                  S/ DONALD LOWRY               |
                                                       Secretay                 |
                                                                                |
TO:                                                                             |
                                                                                |
________________________________________________________________________________|____________________________________
LV206-363A

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